UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 29, 2016

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Semi-Annual Report
August 31, 2015

Wasmer Schroeder High Yield Municipal Fund

August 31, 2015

Dear Shareholder:

We are pleased to present the August 31, 2015 semi-annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) decreased by 22 cents to $10.56 per share during the six months since our last shareholder communication on February 28, 2015; over those six months, shareholders received monthly dividends totaling 27 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed its benchmark with a total return of 0.47% over the period, compared to a total return of -3.38% for the Barclays Municipal High Yield Index and 0.31% for the Barclays Municipal Bond Index.

	Wasmer Schroeder	Barclays Municipal	Barclays
	High Yield Municipal	High Yield	Municipal
Period	Fund (WSHYX)	Index	Bond Index
2/28/2015 – 8/31/2015	0.47%	-3.38%	0.31%

Although interest rates were subject to an unusually heightened degree of volatility over the last six months, the municipal bond market managed to finish the period flat to marginally higher from a total return standpoint. Much of the volatility was due to the sharp slowdown in economic activity out of China and other emerging market nations which in turn led to a global equity market correction and mounting uncertainty about timing of the Federal Open Market Committee’s (“FOMC”) interest rate ‘lift-off’.  Traders were myopically focused on the timing of the Federal Reserve Board’s (“Fed”) move and consensus perceptions exhibited a material shift during the period; the futures implied probability of a September 2015 rate hike fell from 71% at the end of February to 38% at the end of August. The market’s focus on the here and now, and its subsequent acceptance of continued ‘status quo’ monetary policy out of the Fed – at least over the short term – failed to generate any real movement in rates and both the Treasury and AAA tax exempt yield curves were for the most part unchanged by August 31, 2015.

Despite all the noise surrounding the Fed, municipal bond prices held up quite well and technical factors have remained favorable for investors – particularly with respect to new supply. Although primary market activity from February to August ($217B) was approximately 39% above the 4-year average for the period, only 36% of those bonds were ‘new money’ deals. The remainder of that new issuance was purposed for refundings and combined refundings which, generally speaking, does not increase the availability of bonds in the market but instead represents more of a recycling of debt from old terms (coupons, call dates, etc.) to new ones. Given that refunding activity is running more than 41% ahead of 2014 levels and new money issuance continues to fall short of principal and coupon reinvestment needs, municipal bond investors continue to grapple with the systemic issue of a market that has been shrinking in size. Going forward, our outlook for new money issuance does not materially improve heading into 2016. Austerity pressures remain at the state level, particularly within states that have historically exhibited political gridlock, and

Wasmer Schroeder High Yield Municipal Fund

voter appetites for new debt-funded projects tends to wane during election years (new money issuance, on average, has run 9% lower during election years versus non-election years since 1985). While the Treasury market will continue to shape the tax exempt yield curve, we believe the supply dynamic should provide support for municipal-to-Treasury yield ratios over the near term as market participants struggle to reinvest cash from refundings, maturities, calls and coupon payments.

Aggregate credit quality conditions in the municipal market continued to improve despite notable issuer headlines throughout the summer that might have suggested otherwise. Revenue trends reflect strong economic activity at the state level with preliminary figures from the Nelson A. Rockefeller Institute of Government showing 7.6% year-over-year growth in total state tax collections during the 2nd quarter of 2015. And, according to Standard & Poor’s, the 2nd quarter was the 11th consecutive quarter in which public finance upgrades exceeded downgrades – the longest such stretch since 2001. But the message of improving aggregate credit conditions can often get pushed aside by headline-grabbing events, as was the case this summer when the Commonwealth of Puerto Rico and the city of Chicago, Illinois streaked into the public spotlight – for all the wrong reasons.

Puerto Rico capped off a difficult six month period in which the Commonwealth’s Legislature failed to appropriate funding for payment of their Public Finance Authority’s (“PFA”) September 1st bond payment (which ultimately resulted in payment default). The PFA default came on the heels of the Governor’s declaration in late June that Puerto Rico’s debts were “unpayable” and that debt moratoriums and principal restructurings were on the table. The bond market had been making preparations in advance of this default scenario and the Commonwealth has been effectively shut out of the new issue market for well over a year. However, there was more pain to be had for Puerto Rico bondholders after the events of this summer with the Barclays Puerto Rico Bond Index falling by 14.6% during the six months ended August 31, 2015. Due to Puerto Rico’s sizeable amount of public debt, this move lower in price did have a materially negative impact on the Fund’s benchmark, the Barclays Municipal High Yield Index.

The city of Chicago faced its own liquidity hurdles this summer due to a combination of political inaction, woefully underfunded public pensions and persistent structural budget imbalances. Moody’s Investors Services, Inc. kicked off Chicago’s painful summer by downgrading $8.9B in Chicago-area debt in May, with the city’s unlimited tax general obligation pledge falling to junk at Ba1. Chicago Board of Education debt, already trading at below investment grade levels, transitioned to a distressed pricing structure in the secondary market with long Chicago Public Schools bonds trading well outside of high yield market norms. Although Chicago has put forward plans to shrink their budget deficit through tax increases, this is more of a short-term reprieve as opposed to a long-term solution for their problems. Until Chicago, and the State of Illinois, can take material steps to end their political gridlock, we do not anticipate the city will be capable of demonstrating an investment grade profile in the near term.

Wasmer Schroeder High Yield Municipal Fund

From a macro standpoint, we expect the public finance credit landscape will be stable to moderately stronger over the coming year. The housing sector has continued to improve, as evidenced by the +8.3% three year annualized return as of June 30, 2015 of the S&P/Case-Shiller 20-City Composite Home Price Index. And while the pace of real estate appreciation has cooled off in recent months, the lag between changes in property values and changes in fair market valuations is sufficient to anticipate that the strong real estate tax receipts should continue over the coming year. Private sector employment conditions have continued to firm up which bodes well for personal income tax collections, while public payrolls have been flat to moderately lower, providing a measure of budgetary expense relief.

To be clear, the way forward is not without its challenges. Most state budget forecasts are implying a slowdown in tax collections for fiscal year 2016 with personal income tax growth set to fall on average to 2.7% from around 4% currently; those expectations could move lower if the equity markets continue to soften and capital gains taxes come in below projections. Puerto Rico and Chicago will remain in the headlines, and the hurdles facing other distressed issuers such as Atlantic City, New Jersey and Wayne County, Michigan will command their share of attention as well. Election year political grandstanding can only grow louder in the coming months, with a Federal government shut-down and renewal of the debt ceiling debate looming. Meanwhile, the risks of state budget impasses are percolating in Illinois and Pennsylvania, with inaction on the Illinois’ State Legislature already resulting in missed appropriations to certain bondholders (which were subsequently cured). But perhaps the most important and most optical challenge facing the municipal bond market over the coming quarters is a shift in accounting standards for unfunded government pension obligations (Governmental Accounting Standards Board 67 & 68). Under these new pension accounting standards, state and local governments will begin using a much lower discount rate to value their unfunded liabilities which may, in many instances, result in sizeable increases to the issuer’s reported actuarial deficits. Although these changes are strictly accounting based and will not have an impact on issuer cash flows, legitimate concerns exist about the market’s preparation for this shift and we are paying close attention to the impact it will have on individual credits in our universe.

The Fund primarily focuses on identifying relative value in the BBB and lower rated sectors of the municipal market. As previously discussed, the Fund’s performance over the period was higher than that of the Barclays Municipal High Yield Index, one of the Fund’s primary benchmarks, despite material differences in the composition of the Fund and the benchmark. For example, Puerto Rico, healthcare and tobacco issuers represent approximately 62% of the Municipal High Yield Index versus just 12% for the Fund as of August 31, 2015. Furthermore, all of the Fund’s 4.9% exposure to Puerto Rico was limited to insured credits which provides an additional source of potential repayment in the event of an underlying issuer default. The Fund ended August with approximately 29% of its portfolio holdings insured by a monoline bond insurer and, unlike the Barclays Municipal High Yield Index, 65% of

Wasmer Schroeder High Yield Municipal Fund

the portfolio was allocated to investment grade issues.  The Barclays Municipal Bond Index, which also serves as a benchmark for the Fund and a proxy for the investment grade municipal bond market, actually produced positive returns during the period versus the loss posted by the High Yield Index.  The Barclays Municipal Bond Index’s performance during the period was a direct reflection of investor preference for higher quality securities and the absence of Puerto Rico exposure.  The AA rated segment of the Index outperformed with a total return of 0.40% for the six months ending August 31, 2015, compared with a -0.16% return for the BBB rated segment.

The Fund’s exposure to the Housing, Special Tax, Healthcare and Water & Sewer sectors all contributed positively to performance during the period. These four sectors represented approximately 44% of Fund assets during the period although they contributed almost all of the Fund’s total return. In most cases, issuer-specific news drove performance in these sectors. For example, the Southcentral Minnesota Pooled Housing Authority’s bonds were higher in price during the period as occupancy improvements and strong financial performance boosted demand in the secondary market. Bonds issued by the Juban Crossing Louisiana Economic Development District outperformed as the mixed-use retail shopping destination that was financed with the bonds reached new highs in occupancy and sales tax revenue. The Fund’s exposures to the General Obligation, Industrial Development /Pollution Control Revenue and Appropriation sectors underperformed in aggregate and all posted negative total returns during the period. Much of the underpeformance in these sectors was driven by the weak market for Puerto Rico debt which saw both insured and uninsured bonds lower in price during the period.

The Fund exhibits less exposure to Puerto Rico securities relative to the Barclays Municipal High Yield Index and no exposure to the Tobacco Securitization sector. These two sectors have been subject to significant performance volatility since March 31, 2014, particularly Puerto Rico given the market’s expectation of a high probability of default. We expect that any material valuation fluctuations in these sectors should continue to result in a disparity of returns between the Fund and the Barclays Municipal High Yield Index.

The Fund’s duration-to-worst rose to approximately 6.2 years as of August 31, 2015, up from 5.4 years as of February 28, 2015. The Fund’s average maturity has held relatively steady at 20.1 years as of August 31, 2015, and we continue to maintain a preference for 5.00% coupons with the portfolio’s average coupon ending August at 5.27%.

The Fund ended August with a portfolio consisting of 140 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities. We have been encouraged by the Fund’s strong start since its inception date on March 31, 2014, and we are thankful

Wasmer Schroeder High Yield Municipal Fund

for the trust you have placed in us over the last year and a half. We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Vice President and Portfolio Manager
Wasmer, Schroeder & Company, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Barclays Puerto Rico Municipal Bond Index covers tax-exempt debt issued by the Commonwealth of Puerto Rico with a nominal maturity of one or more years.

S&P/Case-Shiller 20-City Composite Home Price Index seeks to measure the value of residential real estate in 20 major U.S. metropolitan areas.

Wasmer Schroeder High Yield Municipal Fund

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2015 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2015 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Services and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/15	8/31/15	3/1/15 – 8/31/15
Actual	$1,000.00	$1,004.70	$5.04
Hypothetical	$1,000.00	$1,020.11	$5.08
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited)

	Principal
MUNICIPAL BONDS – 98.36%	Amount	Value
Alabama – 5.45%
Alabama Agricultural & Mechanical University Revenue Bonds
4.00%, 11/1/2020 (Callable 5/1/2017) (AMBAC Insured)	$300,000	$306,876
4.25%, 11/1/2025 (Callable 5/1/2017) (AMBAC Insured)	20,000	20,437
County of Jefferson Alabama Revenue Bonds
5.25%, 1/1/2016 (Callable 10/2/2015)	90,000	91,102
5.25%, 1/1/2019 (Callable 10/2/2015)	500,000	507,345
5.25%, 1/1/2020 (Callable 10/2/2015)	300,000	306,108
5.50%, 1/1/2021 (Callable 10/2/2015) (AGM Insured)	275,000	280,599
5.50%, 1/1/2022 (Callable 10/2/2015)	145,000	147,124
5.25%, 1/1/2023 (Callable 10/2/2015) (AGM Insured)	100,000	101,017
5.25%, 1/1/2023 (Callable 10/2/2015)	100,000	101,465
5.00%, 1/1/2024 (Callable 10/2/2015)	500,000	505,140
4.75%, 1/1/2025 (Callable 10/2/2015) (AMBAC Insured)	655,000	659,670
4.75%, 1/1/2025 (Callable 10/2/2015) (AGM Insured)	800,000	800,120
4.75%, 1/1/2025 (Callable 10/2/2015)	1,000,000	1,005,970
		4,832,973
Arizona – 1.83%
Salt Verde Financial Corp. Revenue Bonds
5.00%, 12/1/2037	1,500,000	1,624,530
California – 5.24%
Bay Area Toll Authority Revenue Bonds
5.00%, 10/1/2054 (Callable 10/1/2024)	1,000,000	1,084,980
California Pollution Control Financing Authority Revenue Bonds
5.00%, 7/1/2037 (Callable 7/1/2017)	1,000,000	1,032,930
Ceres Redevelopment Agency Tax Allocation Refunding Bonds
4.00%, 11/1/2031 (Callable 11/1/2016) (AMBAC Insured)	500,000	500,825
Hercules Redevelopment Agency Tax Allocation Bonds
5.00%, 8/1/2025 (Callable 2/1/2018) (AMBAC Insured)	200,000	205,334
San Joaquin Hills Transportation Corridor Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,000,000	1,043,540
Soledad Redevelopment Agency Tax Allocation Bonds
5.00%, 12/1/2032 (Callable 12/1/2017) (XLCA Insured)	600,000	560,592
Stockton Public Financing Authority Revenue Bonds
5.25%, 9/1/2037 (Callable 9/1/2016) (AGC Insured)	215,000	217,070
		4,645,271
Colorado – 3.06%
Denver Convention Center Hotel Authority Revenue Bonds
5.00%, 12/1/2035 (Callable 11/1/2016) (XLCA Insured)	750,000	763,942
Public Authority for Colorado Energy Revenue Bonds
6.50%, 11/15/2038	1,500,000	1,949,760
		2,713,702

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

	Principal
	Amount	Value
District of Columbia – 1.75%
Metropolitan Washington Airports Authority
Dulles Toll Road Revenue Bonds
5.00%, 10/1/2053 (Callable 4/1/2022)	$1,500,000	$1,555,200

Florida – 14.62%
Alachua County Health Facilities Authority Revenue Bonds
5.00%, 12/1/2036 (Callable 12/1/2024)	1,000,000	1,078,990
Capital Trust Agency Inc. Revenue Bonds
5.00%, 11/1/2047 (Callable 11/1/2022)	1,000,000	1,029,030
Collier County Educational Facilities Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,119,320
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	1,100,000	1,183,721
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	646,908
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	542,795
Halifax Hospital Medical Center Revenue Bonds
5.00%, 6/1/2038 (Callable 6/1/2016)	140,000	142,800
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	494,115
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,049,480
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	363,514
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	851,648
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2016	700,000	701,512
5.55%, 5/1/2036 (Callable 10/2/2015)	1,435,000	1,440,022
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	581,470
Villagewalk of Bonita Springs Community
Development District Special Assessment
5.15%, 5/1/2038 (Callable 5/1/2017)	860,000	867,293
Winter Garden Village at Fowler Groves Community
Development District Special Assessment
5.65%, 5/1/2037 (Callable 5/1/2016)	870,000	875,881
		12,968,499

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

	Principal
	Amount	Value
Georgia – 2.30%
Municipal Electric Authority of Georgia Revenue Bonds
5.00%, 7/1/2060 (Callable 7/1/2025)	$2,000,000	$2,037,140

Guam – 1.21%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	539,465
Guam Power Authority Revenue Bonds
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	536,640
		1,076,105
Illinois – 12.51%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2022 (Callable 12/1/2017) (AGM Insured)	220,000	225,331
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	988,190
Chicago Park District General Obligation Bonds
4.00%, 1/1/2022 (Callable 1/1/2018)	50,000	50,630
5.00%, 1/1/2022	75,000	83,446
5.50%, 1/1/2033 (Callable 1/1/2019)	350,000	362,652
City of Chicago Illinois Sales Tax Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2025)	250,000	253,895
City of Chicago Illinois General Obligation Bonds
4.00%, 1/1/2017 (Callable 10/2/2015) (AMBAC Insured)	280,000	280,781
4.00%, 1/1/2020 (Callable 1/1/2018)	75,000	73,681
5.00%, 1/1/2025	1,000,000	984,570
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	505,975
5.25%, 1/1/2033 (Callable 1/1/2018)	340,000	309,658
5.50%, 1/1/2039 (Callable 1/1/2025)	1,000,000	917,630
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,029,570
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	2,000,000	2,020,060
State of Illinois General Obligation Bonds
5.25%, 7/1/2030 (Callable 7/1/2023)	500,000	518,135
5.00%, 3/1/2034 (Callable 10/2/2015) (AMBAC Insured)	1,000,000	1,001,880
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	503,460
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	985,030
		11,094,574
Iowa – 2.36%
Iowa Finance Authority Revenue Bonds
4.75%, 8/1/2042 (Callable 8/1/2022)	1,000,000	1,012,300
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,105,000	1,077,552
		2,089,852

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

	Principal
	Amount	Value
Louisiana – 3.20%
Juban Crossing Economic Development District Revenue Bonds
7.00%, 9/15/2044 (Callable 3/15/2025)	$1,500,000	$1,493,940
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue Bonds
6.30%, 7/1/2030 (AMBAC Insured)	225,000	254,214
Louisiana Public Facilities Authority Revenue Bonds
5.00%, 7/1/2017 (Callable 7/1/2016) (CIFG Insured)	100,000	101,701
5.00%, 7/1/2030 (Callable 7/1/2016) (CIFG Insured)	425,000	426,717
4.50%, 7/1/2038 (Callable 7/1/2016) (CIFG Insured)	655,000	563,641
		2,840,213
Maryland – 2.16%
City of Baltimore Maryland Revenue Bonds
5.25%, 9/1/2023 (Callable 9/1/2016) (XLCA Insured)	205,000	210,912
5.25%, 9/1/2025 (Callable 9/1/2016) (XLCA Insured)	50,000	51,213
5.25%, 9/1/2026 (Callable 9/1/2016) (XLCA Insured)	50,000	51,148
5.00%, 9/1/2032 (Callable 9/1/2016) (XLCA Insured)	55,000	55,772
5.25%, 9/1/2039 (Callable 9/1/2016) (XLCA Insured)	505,000	512,328
State of Maryland Economic Development Corp. Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,034,480
		1,915,853
Massachusetts – 0.57%
Massachusetts Development Finance Agency Revenue Bonds
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	507,235

Michigan – 6.81%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2020 (Callable 10/2/2015) (NATL Insured)	22,475	22,512
5.25%, 4/1/2023 (Callable 10/2/2015) (AMBAC Insured)	58,900	55,911
City of Detroit Michigan Sewage Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,142,480
City of Detroit Michigan Water Supply System Revenue Bonds
5.00%, 7/1/2034 (Callable 10/2/2015) (NATL Insured)	145,000	145,258
5.00%, 7/1/2034 (Callable 7/1/2016) (AGM Insured)	290,000	292,961
County of Wayne Michigan General Obligation Bonds
5.00%, 12/1/2030 (Callable 10/2/2015) (NATL Insured)	1,000,000	1,001,780
5.00%, 2/1/2038 (Callable 2/1/2018) (AGM Insured)	1,000,000	1,013,770
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	250,000	274,145
Michigan Finance Authority Revenue Bonds
5.00%, 4/1/2020 (Callable 10/2/2015) (NATL Insured)	122,525	121,972
5.125%, 4/1/2022 (Callable 4/1/2016) (NATL Insured)	29,575	29,646
5.25%, 4/1/2023 (Callable 10/2/2015) (AMBAC Insured)	321,100	321,932

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

	Principal
	Amount	Value
Michigan – 6.81% (Continued)
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	$1,000,000	$1,095,520
5.00%, 7/1/2044 (Callable 7/1/2024)	500,000	527,335
		6,045,222
Minnesota – 8.81%
City of Cologne Minnesota Revenue Bonds
5.00%, 7/1/2045 (Callable 7/1/2024)	1,500,000	1,546,335
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.294%, 2/1/2000 (b) (c)	15,000	9,300
3.294%, 2/1/2002 (b) (c)	30,000	18,600
3.294%, 2/1/2005 (b) (c)	20,000	12,400
3.294%, 2/1/2006 (b) (c)	20,000	12,400
3.294%, 2/1/2007 (b) (c)	65,000	40,300
3.294%, 6/1/2008 (b) (c)	10,000	6,200
3.294%, 2/1/2017 (Callable 2/1/2016) (b) (c)	450,000	279,000
3.294%, 2/1/2025 (Callable 2/1/2016) (b) (c)	9,500,000	5,890,000
		7,814,535
New Jersey – 5.72%
Atlantic City Municipal Utilities Authority Revenue Bonds
4.00%, 6/1/2016 (AMBAC Insured)	380,000	380,646
4.125%, 6/1/2024 (Callable 6/1/2017) (AMBAC Insured)	530,000	512,044
4.00%, 6/1/2025 (Callable 6/1/2017) (AMBAC Insured)	100,000	95,207
New Jersey Economic Development Authority Revenue Bonds
5.00%, 6/15/2035 (Callable 6/15/2025)	1,000,000	996,190
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,047,170
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	990,880
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,052,490
		5,074,627
New Mexico – 0.57%
City of Farmington New Mexico Revenue Bonds
4.875%, 4/1/2033 (Callable 4/1/2016) (e)	500,000	508,730

New York – 4.85%
City of Niagara Falls New York General Obligation Bonds
4.50%, 5/15/2028 (Callable 5/15/2017) (AMBAC Insured)	625,000	629,850
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2017) (AMBAC Insured)	1,400,000	1,428,406
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,500,000	1,743,435

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

	Principal
	Amount	Value
New York – 4.85% (Continued)
New York State Dormitory Authority Revenue Bonds
5.125%, 7/1/2034 (Callable 10/2/2015) (AMBAC Insured)	$500,000	$501,420
		4,303,111
Ohio – 1.50%
City of Cleveland Ohio Airport System Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2022)	1,230,000	1,327,330

Pennsylvania – 0.77%
City of Harrisburg Pennsylvania General Obligation Bonds
0.00%, 3/15/2016 (AMBAC Insured) (d)	100,000	98,151
0.00%, 3/15/2017 (AMBAC Insured) (d)	525,000	496,304
0.00%, 9/15/2018 (AMBAC Insured) (d)	100,000	88,865
		683,320
Puerto Rico – 4.85%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	652,631
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 10/2/2015) (NATL Insured)	310,000	289,171
5.00%, 7/1/2023 (Callable 10/2/2015) (NATL Insured)	135,000	123,748
5.00%, 7/1/2024 (Callable 7/1/2017) (AGM Insured)	375,000	358,732
5.00%, 7/1/2024 (Callable 10/2/2015) (NATL Insured)	400,000	362,292
Puerto Rico Highways & Transportation Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 10/2/2015) (NATL Insured)	195,000	194,733
5.50%, 7/1/2029 (AMBAC Insured)	540,000	472,500
4.75%, 7/1/2038 (Callable 7/1/2018) (NATL Insured)	650,000	513,955
Puerto Rico Infrastructure Financing Authority Revenue Bonds
5.50%, 7/1/2027 (AMBAC Insured)	340,000	300,050
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	816,989
Puerto Rico Public Buildings Authority Revenue Bonds
5.50%, 7/1/2035 (Callable 7/1/2017) (AMBAC Insured) (e)	220,000	219,177
		4,303,978
South Carolina – 0.02%
Connector 2000 Association Inc. Revenue Bonds
0.00%, 1/1/2016 (b) (d)	2,408	2,273
0.00%, 1/1/2021 (b) (d)	5,058	2,775
0.00%, 1/1/2022 (b) (d)	5,349	2,399
0.00%, 1/1/2032 (Callable 4/1/2026) (b) (d)	43,130	2,173
0.00%, 7/22/2051 (Callable 4/1/2026) (b) (d)	151,083	752
0.00%, 7/22/2051 (Callable 4/1/2026) (b) (d)	222,170	4,877
		15,249

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

	Principal
	Amount	Value
Texas – 2.62%
Austin Convention Enterprises Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 1/1/2017) (XLCA Insured)	$1,760,000	$1,782,669
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2041 (Callable 8/15/2022)	500,000	540,460
		2,323,129
Vermont – 0.84%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	750,000	748,479

Virginia – 1.62%
City of Chesapeake Virginia Expressway Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	500,000	481,485
5.00%, 7/15/2047 (Callable 7/15/2022)	905,000	953,825
		1,435,310
Washington – 1.99%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	199,411
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,042,140
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	523,695
		1,765,246
Wisconsin – 1.13%
Wisconsin Health & Educational
Facilities Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,001,000
TOTAL MUNICIPAL BONDS (Cost $84,354,489)		87,250,413

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

MONEY MARKET FUNDS – 4.01%	Shares	Value
Fidelity Institutional Tax-Exempt Portfolio –
Institutional Class, 0.01% (a)	3,561,068	$3,561,068
TOTAL MONEY MARKET FUNDS (Cost $3,561,068)		3,561,068
Total Investments (Cost $87,915,557) – 102.37%		90,811,481
Liabilities in Excess of Other Assets – (2.37)%		(2,100,443)
TOTAL NET ASSETS – 100.00%		$88,711,038

Scheduled principal and interest payments are guaranteed by the following bond insurers.
ACA – ACA Financial Guaranty Corp.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
CIFG – CIFG Assurance North America, Inc.
NATL – National Public Finance Guarantee
XLCA – Syncora Guarantee Inc.

The insurance does not guarantee the market value of the municipal bonds.

(a)	Rate shown is the 7-day annualized yield at August 31, 2015.
(b)	Security is considered illiquid. As of August 31, 2015, the value of these investments was $6,283,449 or 7.08% of total net assets.
(c)	Security is in default.
(d)	Security is a zero coupon bond. Zero coupon bonds are issued at a substantial discount from their value at maturity.
(e)	Variable rate security. Rate shown reflects the rate in effect as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2015 (Unaudited)

ASSETS
Investments, at market value (cost $87,915,557)	$90,811,481
Receivables
Fund shares sold	365,000
Interest	1,017,242
Prepaid expenses	17,927
Total assets	92,211,650

LIABILITIES
Payables
Due to adviser	56,218
Fund shares redeemed	812,062
Securities purchased	2,520,193
Distributions payable	57,977
Administration and fund accounting fees	24,275
Audit fees	9,370
Transfer agent fees and expenses	7,362
Reports to shareholders	6,823
Custody fees	762
Chief Compliance Officer fee	1,961
Accrued expenses	3,609
Total liabilities	3,500,612
NET ASSETS	$88,711,038

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	8,398,091
Net asset value, redemption price and offering price per share	$10.56

COMPONENTS OF NET ASSETS
Paid-in capital	$85,860,474
Undistributed net investment loss	(549)
Accumulated undistributed net realized loss on investments	(44,811)
Net unrealized appreciation on investments	2,895,924
Total net assets	$88,711,038

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2015 (Unaudited)

NET INVESTMENT INCOME
Income
Interest	$2,533,550
Total investment income	2,533,550

Expenses
Advisory fees (Note 4)	315,519
Administration and fund accounting fees (Note 4)	50,089
Registration fees	15,474
Transfer agent fees and expenses (Note 4)	14,844
Audit fees	9,379
Chief Compliance Officer fees (Note 4)	4,992
Trustee fees	4,427
Legal fees	4,285
Shareholder reporting	2,962
Custody fees (Note 4)	2,396
Insurance	1,597
Interest (Note 6)	25
Miscellaneous	2,334
Total expenses before fee waivers	428,323
Less: fee waivers from adviser (Note 4)	(7,631)
Net expenses	420,692
Net investment income	2,112,858

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	159,263
Change in unrealized appreciation on investments	(1,807,731)
Net realized and unrealized loss on investments	(1,648,468)
Net increase in net assets resulting from operations	$464,390

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the Period
	Six Months	March 31, 2014*
	Ended	through
	August 31, 2015	February 28,
	(Unaudited)	2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,112,858	$3,207,243
Net realized gain/(loss) on investments	159,263	(204,466)
Capital gain distributions from
regulated investment companies	—	392
Change in unrealized
appreciation on investments	(1,807,731)	4,827,893
Net increase in net assets
resulting from operations	464,390	7,831,062

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,154,064)	(3,166,586)
Total distributions	(2,154,064)	(3,166,586)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,286,131	41,826,703
Proceeds from transfer in-kind	—	43,695,457
Proceeds from shares issued in
reinvestment of dividends	1,824,709	2,168,567
Cost of shares redeemed+	(12,109,774)	(9,955,557)
Net increase in net assets resulting
from capital share transactions	8,001,066	77,735,170

Total increase in net assets	6,311,392	82,399,646

NET ASSETS
Beginning of period	82,399,646	—
End of period	$88,711,038	$82,399,646
Undistributed net investment income/(loss)	$(549)	$40,657

CHANGES IN SHARES OUTSTANDING
Shares sold	1,714,438	4,027,220
Shares issued in connection with transfer in-kind	—	4,369,546
Shares issued in reinvestment of dividends	171,741	207,409
Shares redeemed	(1,132,629)	(959,634)
Net increase in shares outstanding	753,550	7,644,541

*	Commencement of operations.
+	Net of redemption fees of $80 and $3,094, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	For the		For the Period
	Six Months		March 31, 2014*
	Ended		through
	August 31, 2015		February 28,
	(Unaudited)		2015
Net asset value, beginning of period	$10.78		$10.00
Income from investment operations:
Net investment income^	0.27		0.53
Net realized and unrealized gain/(loss)
on investments	(0.22)		0.77
Total from investment operations	0.05		1.30
Less dividends and distributions:
Dividends from net investment income	(0.27)		(0.52)
Total dividends	(0.27)		(0.52)

Redemption fees	0.00	^#	0.00	^#

Net asset value, end of period	$10.56		$10.78

Total return	0.47	%+	13.27	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$88,711		$82,400
Ratio of net expenses to average net assets:
Before fee waivers	1.02	%++	1.08	%++
After fee waivers	1.00	%++	1.00	%++
Ratio of net investment income to average net assets:
Before fee waivers	5.00	%++	5.48	%++
After fee waivers	5.02	%++	5.56	%++
Portfolio turnover rate	17	%+	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year of 2015 or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

C.
Security Transactions, Income, Expenses and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the six months ended August 31, 2015, the Fund retained $80 in redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value.  These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$87,250,413	$—	$87,250,413
Money Market Funds	3,561,068	—	—	3,561,068
Total Investments	$3,561,068	$87,250,413	$—	$90,811,481

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at August 31, 2015, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the six months ended August 31, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2015, Wasmer, Schroeder & Company, Inc. (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.  For the six months ended August 31, 2015, the Fund incurred $315,519 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

average daily net assets of the Fund.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2015, the Adviser reduced its fees in the amount of $7,631; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $52,988 at August 31, 2015.  The expense limitation will remain in effect through at least June 27, 2016, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $52,988 will expire as follows:

Year	Amount
2018	$45,357
2019	7,631
$52,988
U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

For the six months ended August 31, 2015, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$50,089
Transfer Agency (excludes out-of-pocket expenses)	9,731
Custody	2,396
Chief Compliance Officer	4,992

At August 31, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$24,275
Transfer Agency (excludes out-of-pocket expenses)	4,730
Custody	762
Chief Compliance Officer	1,961

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $25,288,414 and $15,147,033, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2015, the Fund drew on its line of credit.  The Fund had an outstanding balance of $73,000 for one day, paid a weighted average interest rate of 3.25%, and incurred interest expense of $7.  At August 31, 2015, the Fund had no outstanding loan amounts.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended August 31, 2015 and the period ended February 28, 2015 was as follows:

	Six Months Ended	Period Ended
	August 31, 2015	February 28, 2015
Ordinary income	$ 372,484	$ 696,390
Tax-exempt income	1,781,580	2,470,196

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

As of February 28, 2015, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$78,348,757
Gross unrealized appreciation	4,801,890
Gross unrealized depreciation	(98,235)
Net unrealized appreciation (a)	4,703,655
Undistributed ordinary and tax-exempt income	153,658
Undistributed long-term capital gain	—
Total distributable earnings	153,658
Other accumulated gains/(losses)	(317,075)
Total accumulated earnings/(losses)	$4,540,238

(a)  Book-basis and tax-basis cost and net unrealized appreciation are the same.

At February 28, 2015, “Other Accumulated Gains/Losses” included tax short-term capital losses of $57,152 which may be carried over indefinitely to offset future gains, a deferral, on a tax basis, of post-October losses of $146,922 and distributions payable of $113,001.

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at August 31, 2015 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Wasmer, Schroeder & Company, Inc.
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*              /s/ Douglas G. Hess__
           Douglas G. Hess, President

Date 11/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              /s/ Douglas G. Hess__
                                                           Douglas G. Hess, President

Date 11/4/15

By (Signature and Title)*              /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date 11/4/15

* Print the name and title of each signing officer under his or her signature